                                                                      EX-99.(m)

                                  APPENDIX A

                               DISTRIBUTION PLAN
                            WELLS FARGO FUNDS TRUST

Funds Trust                                                         Maximum
Funds and Share Classes*                                         Rule 12b-1 Fee
------------------------                                         --------------
Asia Pacific Fund
   Class C                                                            0.75
Asset Allocation Fund
   Class B                                                            0.75
   Class C                                                            0.75
California Limited-Term Tax-Free Fund
   Class C                                                            0.75
California Tax-Free Fund
   Class B                                                            0.75
   Class C                                                            0.75
Capital Growth Fund
   Class C                                                            0.75
Colorado Tax-Free Fund
   Class B                                                            0.75
   Class C                                                            0.75
Common Stock Fund
   Class B                                                            0.75
   Class C                                                            0.75
C&B Large Cap Value Fund
   Class B                                                            0.75
   Class C                                                            0.75
C&B Mid Cap Value Fund
   Class B                                                            0.75
   Class C                                                            0.75
Discovery Fund
   Class C                                                            0.75
Diversified Equity Fund
   Class B                                                            0.75
   Class C                                                            0.75
Emerging Growth Fund
   Class C                                                            0.75
Emerging Markets Equity Fund
   Class B                                                            0.75
   Class C                                                            0.75
Endeavor Select Fund
   Class B                                                            0.75
   Class C                                                            0.75
Enterprise Fund
   Class C                                                            0.75
Equity Income Fund
   Class B                                                            0.75
   Class C                                                            0.75
Equity Value Fund
   Class B                                                            0.75
   Class C                                                            0.75

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Funds Trust                                                         Maximum
Funds and Share Classes*                                         Rule 12b-1 Fee
------------------------                                         --------------
Government Securities Fund
   Class B                                                            0.75
   Class C                                                            0.75
Growth Balanced Fund
   Class B                                                            0.75
   Class C                                                            0.75
Growth Equity Fund
   Class B                                                            0.75
   Class C                                                            0.75
Growth Fund
   Class C                                                            0.75
High Income Fund
   Class B                                                            0.75
   Class C                                                            0.75
Income Plus Fund
   Class B                                                            0.75
   Class C                                                            0.75
Index Fund
   Class B                                                            0.75
Inflation-Protected Bond Fund
   Class B                                                            0.75
   Class C                                                            0.75
Intermediate Tax-Free Fund/1/
   Class C                                                            0.75
International Core Fund
   Class B                                                            0.75
   Class C                                                            0.75
International Equity Fund
   Class B                                                            0.75
   Class C                                                            0.75
International Value Fund
   Class B                                                            0.75
   Class C                                                            0.75
Large Cap Appreciation Fund
   Class B                                                            0.75
   Class C                                                            0.75
Large Company Core Fund
   Class B                                                            0.75
   Class C                                                            0.75
Large Company Growth Fund
   Class B                                                            0.75
   Class C                                                            0.75
Large Company Value Fund
   Class C                                                            0.75
Managed Account CoreBuilder Shares Series G                           0.00
Managed Account CoreBuilder Shares Series M                           0.00
Mid Cap Disciplined Fund
   Class C                                                            0.75
--------
/1/ On November 7, 2007, the Board of Trustees approved the name change of the Intermediate Tax-Free Fund to the Intermediate Tax/AMT-Free Fund, effective November 1, 2008.

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Funds Trust                                                         Maximum
Funds and Share Classes*                                         Rule 12b-1 Fee
------------------------                                         --------------
Mid Cap Growth Fund
   Class B                                                            0.75
   Class C                                                            0.75
Minnesota Tax-Free Fund
   Class B                                                            0.75
   Class C                                                            0.75
Moderate Balanced Fund
   Class B                                                            0.75
   Class C                                                            0.75
Money Market Fund
   Class B                                                            0.75
Municipal Bond Fund
   Class B                                                            0.75
   Class C                                                            0.75
Opportunity Fund
   Class C                                                            0.75
Overland Express Sweep Fund                                           0.25
Short Duration Government Bond Fund
   Class B                                                            0.75
   Class C                                                            0.75
Short-Term Bond Fund
   Class C                                                            0.75
Short-Term High Yield Bond Fund
   Class C                                                            0.75
Short-Term Municipal Bond Fund
   Class C                                                            0.75
Small Cap Disciplined Fund
   Class C                                                            0.75
Small Cap Growth Fund
   Class B                                                            0.75
   Class C                                                            0.75
Small Cap Value Fund
   Class B                                                            0.75
   Class C                                                            0.75
Small Company Growth Fund
   Class B                                                            0.75
   Class C                                                            0.75
Small Company Value Fund
   Class B                                                            0.75
   Class C                                                            0.75
Small/Mid Cap Value Fund
   Class C                                                            0.75
Social Sustainability Fund/2/
   Class C                                                            0.75
Specialized Financial Services Fund
   Class B                                                            0.75
   Class C                                                            0.75
--------
/2/ On May 7, 2008, the Board of Trustees approved the establishment of the Social Sustainability Fund (formerly, Social Awareness Fund), which is expected to commence operations on or about October 1, 2008.

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Funds Trust                                                         Maximum
Funds and Share Classes*                                         Rule 12b-1 Fee
------------------------                                         --------------
Specialized Technology Fund
   Class B                                                            0.75
   Class C                                                            0.75
Stable Income Fund
   Class B                                                            0.75
   Class C                                                            0.75
Strategic Income Fund
   Class B                                                            0.75
   Class C                                                            0.75
Strategic Small Cap Value Fund
   Class C                                                            0.75
Target Today Fund
   Class B                                                            0.75
   Class C                                                            0.75
Target 2010 Fund
   Class B                                                            0.75
   Class C                                                            0.75
Target 2020 Fund
   Class B                                                            0.75
   Class C                                                            0.75
Target 2030 Fund
   Class B                                                            0.75
   Class C                                                            0.75
Target 2040 Fund
   Class B                                                            0.75
   Class C                                                            0.75
Total Return Bond Fund
   Class B                                                            0.75
   Class C                                                            0.75
Ultra Short-Term Income Fund
   Class C                                                            0.75
Ultra Short-Term Municipal Income Fund
   Class C                                                            0.75
U.S. Value Fund
   Class B                                                            0.75
   Class C                                                            0.75
WealthBuilder Conservative Allocation Portfolio                       0.75
WealthBuilder Equity Portfolio                                        0.75
WealthBuilder Growth Allocation Portfolio                             0.75
WealthBuilder Growth Balanced Portfolio                               0.75
WealthBuilder Moderate Balanced Portfolio                             0.75
WealthBuilder Tactical Equity Portfolio                               0.75
Wisconsin Tax-Free Fund
   Class C                                                            0.75

Most recent annual approval by the Board of Trustees: March 28, 2008 Appendix A amended: August 6, 2008

* On November 7, 2007, the Board of Trustees approved the closing of Class B shares to new investors and additional investments, effective February 14, 2008, with the exception of the Money Market Fund. Following the closing of the Class B shares, 12b-1 payments will continue to fund previously incurred distribution-related expenses.